U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2016

SEW CAL LOGO, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-13223	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

387 Corona St., Suite 555, Denver, CO 80218

 (Address of principal executive offices)

(720) 442-7000

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Sew Cal Logo, Inc. has entered into a definitive agreement to acquire 100% of Life Marketing, Inc., owner of WeedLife Network. The WeedLife Network is a group of free-to-use social websites and marketing apps specifically designed to accelerate the growth of the cannabis industry and shorten the business learning curve for new companies entering the marketplace. The network provides an online social platform of connected websites and applications that target the many consumer and business demographics in the cannabis industry, in effort to bring them together for easier collaboration. For more information, visit: http://WeedLifeNetwork.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SEW CAL LOGO, INC.
(Registrant)

Dated: February 2, 2016	By:	/s/ Robert Stevens
Robert Stevens, Receiver